UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UWHARRIE CAPITAL CORP

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PO Box 338    |    Albemarle, NC 28002

704.982.4415  tel    |    704.982.4355 fax

uwharrie.com

April 17, 2023

Dear Shareholder:

Again this year, we will conduct our Annual Meeting in a virtual mode on May 16, 2023, at 10:00 a.m. EDT.  We miss the opportunity to come together and visit with our shareholder family as we have done for so many years; however, we are hopeful about the intention to gather during a separate event in the future.

Enclosed with this mailing are your 2022 Annual Report, Proxy Card, Business Reply Envelope and Internet/Telephone Voting Instruction Sheet.  The Proxy Statement/Annual Report on Form 10-K booklet may be viewed online at www.ProxyVote.com.  We ask that you not lay this aside, but rather review the material and vote your shares promptly.

We have taken several measures to help make it easy for you to accomplish voting:

1.

Visit www.ProxyVote.com to vote online.  This is the quickest way to ensure your vote is recorded timely before the meeting.  Input your Control Number indicated on the earlier Notice you received in the mail or on the enclosed Proxy Card.  You may also scan the QR code to access the voting site without entering your Control Number.

2.

If you prefer to vote by paper Proxy Card, please refer to the one enclosed.  Voting by mail may cause your vote to be delayed; however, you also have this option for voting.  Mail your voted Proxy Card in the enclosed envelope.  NOTE: IF YOU HAVE ALREADY VOTED ONLINE at www.ProxyVote.com, by QR code (Smartphone) or by telephone, you do not need to mail your paper Proxy Card.

3.	Vote by telephone 1-800-690-6903. You will need your Control Number shown on the earlier Notice you received in the mail or on the enclosed Proxy Card.

4.

Finally, if you have difficulty with either of these voting methods, please contact our Stock Office for assistance:  Telephone 704-982-4415 or toll-free 1-800-438-6864 or eMail investorrelations@uwharrie.com.

Thank you for making voting a top priority.  We have had a very good year and are pleased to report to you the progress being made toward our purposeful mission of empowering people and communities to be in control of their financial futures.  Together, we are a community that shares a common set of values.  We strive to keep community capital working locally in order to build sustainable neighborhoods and main street economies.

We think this year’s financial results are a testimony to the soundness of our strategy, and we thank you for being a partner.  Together, we are making a difference.

Sincerely,

Uwharrie Capital Corp

Tamara M. Singletary

Executive Vice President & Corporate Secretary

Unwharrie capital corp making a difference UWHARRIE CAPITAL CORP C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form. During The Meeting You may attend the meeting via Internet and vote during the meeting. Please contact the Company's Investor Relations office at 704-982-4415 or toll-free 1-800-438-6864 or investorrelations@uwharrie.com for more information and instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY  UWHARRIE CAPITAL CORP The Board of Directors recommends you vote FOR the following nominees:   1. ELECTION OF DIRECTORS Election of six (6) Directors for three-year terms as indicated below or until their successors are duly elected and qualified.   Nominees:   Withhold For  The Board of Directors recommends you vote FOR Proposal 2:   For Against Abstain 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.   1a. Dean M. Bowers 1b. James O. Campbell 1c. Tara G. Eudy  1d. Deidre B. Foster 1e. Allen K. Furr  1f. S. Todd Swaringen NOTE: By signing this appointment of proxy, you are authorizing the proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Unwharrie capital corp making a difference Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Letter to Shareholders, Notice of Annual Meeting and Proxy Statement/Annual Report Booklet, and Telephone/Internet Insert are available at www.proxyvote.com. D48658-P51436 REVOCABLE PROXY UWHARRIE CAPITAL CORP  Annual Meeting of Shareholders  May 11, 2021 10:00 AM  This proxy is solicited by the Board of Directors.  The undersigned hereby appoints Roger L. Dick, R. David Beaver, III and Christy D. Stoner (the “Proxies”), and any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and to vote, as designated on the reverse side of this appointment of proxy, all of the shares of common stock of UWHARRIE CAPITAL CORP (the "Company") held of record by the undersigned on March 11, 2021, at the Annual Meeting of Shareholders of the Company to be held at 10:00 AM, EDT on May 11, 2021, virtually and at the Uwharrie Boardroom at Uwharrie Capital Corp, 132 North First Street, Albemarle, NC 28001, and any adjournment of the Annual Meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as indicated on the reverse side of this appointment of proxy.  In the absence of any instruction, the shares represented by this appointment of proxy may be voted “FOR” the election of each nominee named in Proposal 1 and “FOR” Proposal 2. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matter properly presented for action by shareholders at the Annual Meeting and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with the Company's corporate secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending and voting at the Annual Meeting, either virtually or in person.  Continued and to be signed on reverse side

Proxy voting in the palm of your hand Download the ProxyVote app today to experience proxy voting in a new way! • Secure Touch or Face ID sign-in • Vote all investments in a single session • Push notifications highlighting available voting and proposals Go to the Apple App Store or Google Play and type “ProxyVote” in the search box to download to your mobile device available on app store get it on google play Or, point your camera at the QR code above to download the app. Once the app is installed, you can scan the control number on your voting form to vote. More Voting Options: ProxyVote.com Just enter your Control Number and vote your shares. Vote by Phone Call 1-800-690-6903 Available 24 hours Vote by Mail Mark, sign and date your ballot and return it in the postage-paid envelope provided.